ALLIANCEBERNSTEIN INFLATION STRATEGIES

-AllianceBernstein Real Asset Strategy

(the “Strategy”)

Supplement dated June 18, 2013 to the Prospectuses and Summary Prospectuses dated January 31, 2013 of the AllianceBernstein Inflation Strategies offering shares of AllianceBernstein Real Asset Strategy (the “Prospectuses”).

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Strategy and reflects the person responsible for day-to-day management of the Strategy’s portfolio.

Employee	Length of Service	Title
Jonathan E. Ruff	Since 2010	Senior Vice President of the Adviser

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The following supplements certain information under the heading “Management of the Strategies — Portfolio Managers” in the Prospectus with respect to the Strategy.

The day-to-day management of, and investment decisions for, Real Asset Strategy are made by the Adviser’s Real Asset Strategy Team. The Real Asset Strategy Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Strategy’s investments. Jonathan E. Ruff is primarily responsible for the day-to-day management of the Strategy’s portfolio (since 2010). Mr. Ruff is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2008.

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This Supplement should be read in conjunction with the Prospectuses for the Strategy.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0125-0613